Exhibit 10.31.2

AMENDMENT NO. 1 TO THE COOPERATION AGREEMENT

This AMENDMENT NO. 1 TO THE COOPERATION AGREEMENT (this “Amendment”), dated as of January 7, 2020 (the “First Amendment Effective Date”), is made by and between ATHORA HOLDING LTD. (“Athora”), and ATHENE HOLDING LTD. (“Athene”).

WITNESSETH:

WHEREAS, Athora and Athene entered into that certain Cooperation Agreement (the “Cooperation Agreement”), dated as of January 1, 2018, in order to maintain the alignment of the interests of Athora and Athene following Athora’s deconsolidation from Athene, which became effective January 1, 2018;

WHEREAS, on June 6, 2019, Athora Netherlands Holding Ltd., an immediate Subsidiary of Athora, entered into an agreement to purchase all of the issued and outstanding shares of VIVAT N.V. (“VIVAT” and, together with its Subsidiaries, the “VIVAT Group”);

WHEREAS, Athora and Athene have agreed to clarify their understanding that no member of the VIVAT Group shall be subject to any obligation to enter into any agreement or arrangement with Athene or any of its Subsidiaries pursuant to the Cooperation Agreement; and

WHEREAS, pursuant to Section 5.5 of the Cooperation Agreement, the Cooperation Agreement may be amended by a written instrument duly executed by Athora and Athene.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, Athora and Athene hereby agree as follows:

1.    Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Cooperation Agreement.

2.    Amendment.

(a)    All references in the Cooperation Agreement to “AGER Bermuda Holding Ltd.” and “AGER” are hereby deleted in their entirety and replaced with “Athora Holding Ltd.” and “Athora,” respectively.

(b)    From and after the First Amendment Effective Date, the definition of “AGER Insurance Subsidiary” in Section 1.1 of the Cooperation Agreement is hereby deleted in its entirety and replaced with the following:

“‘Athora Insurance Subsidiary’ means a Subsidiary of Athora that is an Insurance Company, other than any member of the VIVAT Group, each of which shall be expressly excluded from the definition of Athora Insurance Subsidiary.”

(c)    The definition of “BermudaRe” in Section 1.1 of the Cooperation Agreement is hereby deleted in its entirety and replaced with the following:

“‘Athora Life Re’ means Athora Life Re Ltd. or any Affiliate of Athora Life Re that is an Athora Insurance Subsidiary, as designated by Athora from time to time; provided, that no such designation of a member of the VIVAT Group shall be effective unless VIVAT consents thereto in writing.”

(d)    All references in the Cooperation Agreement to “BermudaRe” are hereby deleted and replaced with “Athora Life Re.”

(e)    From and after the First Amendment Effective Date, Section 1.1 of the Cooperation Agreement is hereby amended to add the following definition:

“‘VIVAT Group’ means VIVAT N.V and any Subsidiary of VIVAT N.V.”

(f)    From and after the First Amendment Effective Date, Section 1.1 of the Cooperation Agreement is hereby amended to add the following definition:

“‘VIVAT Insurance Subsidiary’ means a member of the VIVAT Group that is an Insurance Company.”

(g)    From and after the First Amendment Effective Date, Article II to the Cooperation Agreement is hereby amended by adding the following as Section 2.3:

“2.3    No Obligation of VIVAT Group. Notwithstanding anything in this Agreement to the contrary, in no event shall this Agreement obligate (i) any member of the VIVAT Group to purchase any Funding Agreement from any Athene Insurance Subsidiary or other Person or (ii) Athora to cause, or use any effort to cause, any member of the VIVAT Group to purchase any Funding Agreement from any Athene Insurance Subsidiary or other Person.”

(h)    From and after the First Amendment Effective Date, Section 3.1 of the Cooperation Agreement is hereby deleted in its entirety and replaced with the following:

“3.1    Cession of European Insurance Liabilities.
(a) Athora shall use its reasonable best efforts to cause each Athora Insurance Subsidiary that is not a member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to cede to Athora Life Re the maximum amount of Insurance Contract liabilities as is commercially reasonable (without taking into account the transfer of profits to Athene and its Subsidiaries under this Article III) and permitted under Applicable Law. Notwithstanding anything in this Agreement to the contrary, in no event shall this Agreement obligate (i) any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to cede any Insurance Contract liabilities to Athora Life Re or any other Person or (ii) Athora to cause, or use any effort to cause, any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to cede any Insurance Contract liabilities to Athora Life Re or any other Person.
(b) Athora shall cause Athora Life Re to provide prompt written notice to Athene and ALRe of the cession of any Insurance Contract liabilities from any Athora Insurance Subsidiary, or any VIVAT Insurance Subsidiary (but without limiting the last sentence of Section 3.1(a)), to Athora Life Re. The notice shall set forth in reasonable detail the material terms and conditions of such reinsurance of the Insurance Contract liabilities, including the amount of Insurance Contract liabilities ceded to Athora Life Re and shall offer ALRe the right to reinsure up to at least fifty percent (50%) of such liabilities on arm’s-length commercial terms. For a period of thirty (30) days following the delivery of the notice, ALRe shall have the right of first refusal, but not the obligation, to accept such offer to assume on arm’s-length commercial terms up to fifty percent (50%) of all such Insurance Contract liabilities reinsured by Athora Life Re; provided, that Athora shall not be required to cause Athora Life Re to offer to cede Insurance Contract liabilities to the extent the cession of such Insurance Contract liabilities would cause the Reinsurance Exposure to exceed the Overall Exposure Cap. In the event that ALRe accepts any offer made under this Section 3.1(b), each of Athene and Athora shall, and shall cause its Subsidiaries to, work together and take all necessary actions to promptly finalize and consummate the reinsurance transaction to which such offer relates; provided, however, in no event shall this sentence obligate (i) any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to work in any manner or take any such action or (ii) Athora to cause, or use any effort to cause, any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to work in any such manner or take any such action.
(c) In the event ALRe elects to assume Insurance Contract liabilities offered in accordance with Section 3.1(b) above from Athora Life Re, it shall assume such Insurance Contract liabilities at a cost (i) equal to the liability cost paid by Athora Life Re in assuming such Insurance Contract liabilities or (ii) if otherwise agreed to by the parties, determined by the parties that will provide ALRe substantially the same expected return for its shareholder for such Insurance Contract liabilities that Athora Life Re expects to return for its shareholder with respect to such underlying Insurance Contract liability incurred.
(d) Notwithstanding anything to the contrary herein, other than the last sentence of this Section 3.1(d), and subject to the Overall Exposure Cap, in order to facilitate the purposes of this Agreement, the parties may agree to enter into alternative reinsurance transaction arrangements, including, but not limited to, ALRe or another Athene Insurance Subsidiary directly reinsuring Insurance Contract liabilities of any Athora Insurance Subsidiary (including a member of the VIVAT Group (including a VIVAT Insurance Subsidiary), if applicable, but without limiting the last sentence of this Section 3.1(d)) and subsequently retroceding such Insurance Contract liabilities to Athora Life Re or any other Athora Insurance Subsidiary (including a member of the VIVAT Group (including a VIVAT Insurance Subsidiary), if applicable, but without limiting the last sentence of this Section 3.1(d)). Other alternative transaction structures may include any form of direct or indirect reinsurance, the acquisition of derivative instruments or the funding of spread instruments within the asset portfolio of the Athora Insurance Subsidiary (including a member of the VIVAT Group (including a VIVAT Insurance Subsidiary), if applicable, but without limiting the last sentence of this Section 3.1(d)) that acquired the Insurance Contract liabilities (such as a Funding Agreement or a special purpose vehicle), or any other transaction arrangement as may be mutually agreed to by the parties from time to time. Notwithstanding anything in this Agreement to the contrary, in no event shall this Section 3.1(d) obligate (i) any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to enter into any alternative reinsurance or other transaction with any Person or (ii) Athora to cause, or use any effort to cause, any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to enter into any alternative reinsurance or other transaction with any Person.
(e) To the extent the proposed cession of Insurance Contract liabilities by Athora Life Re or any other Athora Insurance Subsidiary (including a member of the VIVAT Group (including a VIVAT Insurance Subsidiary), if applicable) to ALRe or any other Athene Insurance Subsidiary would cause the Reinsurance Exposure to exceed the Overall Exposure Cap, each party hereby agrees to cooperate and use their respective reasonable best efforts to alter the size of such reinsurance transaction or take such other actions with respect to such reinsurance transaction necessary to permit the cession of such Insurance Contract liabilities to ALRe or any other Athene Insurance Subsidiary in accordance with the terms and conditions set forth in this Agreement.”

(i)    From and after the First Amendment Effective Date, Section 3.2 of the Cooperation Agreement is hereby deleted in its entirety and replaced with the following:

“3.2    Cession of European Reinsurance Liabilities.
(a) To the extent an Athora Insurance Subsidiary enters into a reinsurance transaction with a Third Party pursuant to which such Athora Insurance Subsidiary assumes Insurance Contract liabilities ceded by such Third Party, and to the extent that the proviso in the immediately following sentence does not apply, Athora shall provide written notice to Athene of such reinsurance transaction and shall offer any one or more applicable Athene Insurance Subsidiaries the right to reinsure the Retrocession Percentage of such Insurance Contract liabilities so assumed. For a period of thirty (30) days following the delivery of the notice, the applicable Athene Insurance Subsidiary shall have the right of first refusal, but not the obligation, to accept such offer to assume by retrocession the Retrocession Percentage of each reinsurance transaction involving Insurance Contract liabilities ceded by Third Parties; provided, that (i) Athora shall not be required to cause any Athora Insurance Subsidiary to offer to cede any such Insurance Contract liabilities ceded by Third Parties to the extent the cession of such liabilities would cause the Reinsurance Exposure to exceed the Overall Exposure Cap and (ii) if the applicable Athora Insurance Subsidiary is a member of the VIVAT Group (including a VIVAT Insurance Subsidiary), Athora shall not be required to either (A) provide any such notice or (B) cause such Athora Insurance Subsidiary to offer to cede any such Insurance Contract Liabilities. In the event that an Athene Insurance Subsidiary accepts any offer made under this Section 3.2(a), each of Athene and Athora shall, and shall cause its Subsidiaries to, work together and take all necessary actions to promptly finalize and consummate the reinsurance transaction to which such offer relates on arm’s-length commercial terms; provided, however, in no event shall this sentence obligate (i) any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to work in any manner or take any such action or (ii) Athora to cause, or use any effort to cause, any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to work in any such manner or take any such action.
(b) Athene Insurance Subsidiaries shall assume Insurance Contract liabilities ceded by a Third Party to an Athora Insurance Subsidiary (including a member of the VIVAT Group (including a VIVAT Insurance Subsidiary), if applicable, but without limiting Section 3.2(g)) at a cost (i) equal to the liability cost paid by the applicable Athora Insurance Subsidiary when it acquired such Insurance Contract liabilities or (ii) if otherwise agreed to by the parties, determined by the parties that will provide such Athene Insurance Subsidiaries substantially the same expected return for its shareholder for such Insurance Contract liabilities that the Athora Insurance Subsidiary expects to return for its shareholder with respect to such underlying Insurance Contract liability incurred.
(c) Notwithstanding anything to the contrary herein and subject to the Overall Exposure Cap, in order to facilitate the purposes of this Agreement, the parties may agree to enter into alternative transaction structures involving the cession of Insurance Contract liabilities ceded by Third Parties, including, but not limited to, (i) joint venture structures, (ii) joint bidding structures, (iii) fronting structures (iv) or any other transaction structure as may be mutually agreed to by the parties from time to time; provided, however, in no event shall this Section 3.2(c) obligate (x) any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to enter into any such alternative transaction structure or (y) Athora to cause, or use any effort to cause, any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to enter into any such alternative transaction structure.
(d) To the extent the proposed cession to an Athene Insurance Subsidiary of Insurance Contract liabilities assumed by an Athora Insurance Subsidiary (including a member of the VIVAT Group (including a VIVAT Insurance Subsidiary), if applicable) from a Third Party would cause the Reinsurance Exposure to exceed the Overall Exposure Cap, each party hereby agrees to cooperate and use its reasonable best efforts to alter the size of such retrocession transaction or take such other actions with respect to such retrocession transaction necessary to permit the retrocession of such Insurance Contract liabilities assumed from such Third Party by such Athora Insurance Subsidiary to an Athene Insurance Subsidiary in accordance with the terms and conditions set forth in this Agreement.
(e) For the avoidance of doubt, Athora and its Subsidiaries shall be responsible for the administration of all Insurance Contract liabilities ceded to Athene Insurance Subsidiaries in accordance with this Agreement and neither Athene nor any of its Subsidiaries shall be (i) responsible for the administration of, or otherwise be required to administer, any Insurance Contracts related to the liabilities assumed in accordance with this Agreement or (ii) required to assume any responsibilities or obligations in regard to the ceded business, except for its financial obligations under the applicable Reinsurance Contacts.
(f) Athora and Athene hereby agree and acknowledge that any reinsurance proposed to be ceded pursuant to Section 3.1 or 3.2 hereof on terms substantially consistent with the terms of the underlying Insurance Contract shall be deemed to be “arms-length commercial terms” as used in Sections 3.1 and 3.2 hereof.
(g) Notwithstanding anything in this Section 3.2 to the contrary, in no event shall this Section 3.2 obligate (i) any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to retrocede (or to enter into any agreement to retrocede), or to offer to retrocede (or offer to enter into any agreement to retrocede), any Insurance Contract liabilities to any Athene Insurance Subsidiary or other Person or (ii) Athora to cause, or use any effort to cause, any member of the VIVAT Group (including a VIVAT Insurance Subsidiary) to retrocede (or to enter into any agreement to retrocede), or to offer to retrocede (or to offer to enter into any agreement to retrocede), any Insurance Contract liabilities to any Athene Insurance Subsidiary or other Person.”

(j)    From and after the First Amendment Effective Date, Section 4.1 of the Cooperation Agreement is hereby amended by adding the following as a separate paragraph after Subsection (c) of Section 4.1:

“provided, that, for purposes of clarification, in no event shall this Section 4.1 obligate (i) any member of the VIVAT Group to (A) cooperate with any Person, (B) permit any audit, appraisal, market study or other due diligence investigation to be performed or (C) participate in any meeting with any rating agency, bank or potential investor or (ii) Athora to cause, or use any effort to cause, any member of the VIVAT Group to (A) cooperate with any Person, (B) permit any audit, appraisal, market study or other due diligence investigation to be performed or (C) participate in any meeting with any rating agency, bank or potential investor.”

(k)    From and after the First Amendment Effective Date, Section 5.4 of the Cooperation Agreement is hereby deleted in its entirety and replaced with the following:

“5.4    Binding Effect; Assignment; No Third Party Benefit.

(a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Except as otherwise expressly provided in this Agreement, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by either party without the consent of the other party.

(b) Except to the extent set forth in the immediately following sentence, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement. Each member of the VIVAT group shall be an express third-party beneficiary of the following provisions, and none of the following provisions may be modified or amended without VIVAT’s prior written consent: (i) Section 2.3; (ii) the last sentence of Section 3.1(a); (iii) the proviso in the last sentence of Section 3.1(b); (iv) the last sentence of Section 3.1(d); (v) the proviso of the first sentence of Section 3.2(a); (vi) the proviso of the last sentence of Section 3.2(a); (vii) Section 3.2(g); (viii) the proviso of Section 3.3(c); (ix) the proviso of the last sentence of Section 4.1; and (x) Section 5.5.”

3.     Miscellaneous.

(a)    Full Force and Effect. Except to the extent modified or amended by this Amendment, all terms and provisions of the Cooperation Agreement shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms. Upon the execution and delivery hereof, the Cooperation Agreement shall be deemed to be amended and supplemented as set forth herein as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Cooperation Agreement, and this Amendment and the Cooperation Agreement shall henceforth be read, taken and construed as one and the same instrument, but such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Cooperation Agreement. As used in the Cooperation Agreement, the terms “this Agreement,” “herein,” “hereto,” and words of similar import shall mean and refer to, from and after the execution and delivery of this Amendment, unless the context requires otherwise, the Cooperation Agreement as amended by this Amendment.

(b)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any party to this Amendment may execute this Amendment by signing any one of the counterparts. Any counterpart of this Amendment may be executed via facsimile or portable document format transmission.

(c)     GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

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ATHORA:
ATHORA HOLDING LTD.
By: /s/ Joelina Redden
Name: Joelina Redden
Title: Senior Counsel, Legal and Governance

ATHENE:
ATHENE HOLDING LTD.
By: /s/ Adam Laing
Name: Adam Laing
Title: VP, Finance Officer

Signature Page to Amendment No. 1 to the Cooperation Agreement